UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2022

ARCIMOTO, INC.

(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)

001-38213	26-1449404
(Commission	(IRS Employer
File Number)	Identification No.)

2034 West 2nd Avenue, Eugene, OR 97402

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (541) 683-6293

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	FUV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 29, 2022, Arcimoto, Inc. (the “Company”) held its annual shareholder meeting which had originally been scheduled for June 17th, and was continued to dates certain, July, 1, July 15, and July 29. At the meeting individuals were elected to serve on the Company’s Board of Directors in accordance with the governing documents of the Company. The results and participation percentages are filed herewith and incorporated by reference.

As a result of the shareholder voting, the following individuals were elected to serve as Directors of the Company: Mark D. Frohnmayer; Terry L. Becker; Nancy E. Calderon; Joshua S. Scherer; and Jesse G. Eisler.

At the Company annual shareholder meeting as referenced above and incorporated by reference herein, two (2) matters were proposed for a vote by all security holders of the Company.

The first matter was the nomination and election of Directors as detailed above and incorporated by reference herein.

The second matter was for approval the Arcimoto, Inc. 2022 Omnibus Stock Incentive Plan.

Both matters were approved by the security holders of the Company. The aggregate voting results and approved proxy vote submissions are filed herewith and incorporated by reference.

Item 5.08. Shareholder Director Nominations

All duly elected Directors of the Company, as detailed above and incorporated by reference herein, were nominated for election in accordance with the governing documents of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

20.1*	Annual Meeting voting report and results tabulation dated June 29, 2022.
20.2*	Ballots cast by proxy at Annual Meeting.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCIMOTO, INC.

Date: August 4, 2022	By:	/s/ Mark Frohnmayer
Mark Frohnmayer
Chief Executive Officer